Inventories, Net	12 Months Ended
Dec. 31, 2024
Inventories, Net [Abstract]
INVENTORIES, NET

6. INVENTORIES, NET

Inventories, net consisted of the following:

	As of December 31,
	2024	2023
Smart electric vehicles	$1,313	$175
Vehicles in production	-	6,545
Auto parts and other materials	1,110	1,050
Total	$2,423	$7,770

During the years ended December 31, 2024, 2023, and 2022, the Group recognized inventory write-downs of US$0.9 million, US$16.1 million, and nil, respectively, within cost of revenues. The write-down in 2024 was primarily due to the estimated net realizable value of the related inventories falling below their carrying cost.